SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                            Reported): May 29, 2002


             Credit Suisse First Boston Mortgage Securities Corp.,
                        CSFB ABS Trust Series 2002-HE16
           CSFB Mortgage Pass-Through Certificates, Series 2002-HE16


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
          ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                        333-77054               13-3320910
-------------------------------    --------------------      ------------------
(State or Other Jurisdiction of     (Commission             (I.R.S. Employer
       Incorporation)               File Number)            Identification No.)


                               11 Madison Avenue
                           New York, New York 10010
         -----------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------

Item 5.  Other Events.
---- --  ------------

         Credit Suisse First Boston Mortgage Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2002 (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a "Seller"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and the special servicer (in such capacity, the "Special Servicer"), Fairbanks Capital Corp., as a servicer (in such capacity, a "Servicer") and U.S. Bank National Association, as trustee (in such capacity, the "Trustee"), providing for the issuance of the CSFB Mortgage Pass-Through Certificates, Series 2002-HE16. The Certificates were issued on May 29, 2002. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---- --  -------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Pooling and Servicing Agreement dated as of May 1, 2002, by and among the Company, the Seller, the Servicers, the Special Servicer and the Trustee.

                                  SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CREDIT SUISSE FIRST BOSTON
                                           MORTGAGE SECURITIES CORP.


                                           By:   /s/ Sharon Joseph
                                              ------------------------------
                                              Name:  Sharon Joseph
                                              Title:  Vice President



Dated:  May 29, 2002

Exhibit Index
--------------


Exhibit                                                                    Page
-------                                                                    ----

99.1       Pooling and Servicing Agreement dated as of May 1, 2002,         6
           by and among the Company, the Seller, the Servicers, the Special Servicer and the Trustee.